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                                                                     EX-17(b)(i)

                                         OVERLAND EXPRESS [FIXED INCOME FUND]

OVERLAND EXPRESS FUNDS, INC.               SPECIAL MEETING OF SHAREHOLDERS
C/O OVERLAND EXPRESS                               NOVEMBER 20, 1997
SHAREHOLDER SERVICES
P.O. BOX 63084
SAN FRANCISCO, CA 94163        THE UNDERSIGNED HEREBY APPOINTS RICHARD H. BLANK,
                               JR., MICHAEL W. NOLTE AND ANN BONSTEEL (THE
                               "PROXIES"), AND EACH OF THEM, ATTORNEYS AND
                               PROXIES OF THE UNDERSIGNED, EACH WITH POWER OF
                               SUBSTITUTION AND RESUBSTITUTION, TO ATTEND, VOTE
                               AND ACT FOR THE UNDERSIGNED AT THE SPECIAL
                               MEETING OF SHAREHOLDERS (THE "MEETING") OF
                               [_________________________] OF OVERLAND EXPRESS
                               FUNDS, INC. ("OVERLAND") TO BE HELD AT THE
                               OFFICES OF STEPHENS INC., 111 CENTER STREET,
                               LITTLE ROCK ARKANSAS, 72211 AT 2:00 P.M. (CENTRAL
                               TIME) ON THURSDAY, NOVEMBER 20, 1997, AND AT ANY
                               ADJOURNMENT(S) THEREOF. THE PROXIES SHALL CAST
                               VOTES ACCORDING TO THE NUMBER OF SHARES OF THE
                               PORTFOLIO IDENTIFIED BELOW WHICH THE UNDERSIGNED
                               MAY BE ENTITLED TO VOTE WITH RESPECT TO THE
                               PROPOSALS SET FORTH BELOW, IN ACCORDANCE WITH THE
                               SPECIFICATION INDICATED, IF ANY, AND SHALL HAVE
                               ALL THE POWERS WHICH THE UNDERSIGNED WOULD
                               POSSESS IF PERSONALLY PRESENT. THE UNDERSIGNED
                               HEREBY REVOKES ANY PRIOR PROXY TO VOTE AT SUCH
                               MEETING, AND HEREBY RATIFIES AND CONFIRMS ALL
                               THAT SAID PROXIES, OR ANY OF THEM, MAY LAWFULLY
                               DO BY VIRTUE HEREOF OR THEREOF.

                               THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED OCTOBER 10, 1997.

THIS PROXY IS SOLICITED BY AND THESE PROPOSALS ARE PROPOSED BY THE BOARD OF DIRECTORS OF OVERLAND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS. FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING D.F. KING & CO., INC TOLL-FREE AT 1-800-659-6590 FROM 5 A.M. TO 6:00 P.M. [PACIFIC] TIME. YOU MAY ALSO VOTE BY FAXING THE PROXY BALLOT TO ______________________ AT 1-___-___-____
OR BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD. A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

PLEASE SIGN BELOW EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY. FIDUCIARIES SHOULD GIVE FULL TITLES AS SUCH.


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VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]                                      KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                 DETACH AND RETURN THIS PORTION ONLY


----------------------
  VOTE ON PROPOSALS
----------------------
   FOR    AGN    ABS     1.  TO APPROVE THE AGREEMENT AND PLAN OF CONSOLIDATION ATTACHED TO THE COMBINED PROXY STATEMENT/PROSPECTUS
   ___    ___    ___         FOR THE MEETING PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE OVERLAND _____________
   ___    ___    ___         FUND TO THE _____________ FUND OF STAGECOACH FUNDS, INC. IN EXCHANGE FOR SHARES OF THE DESIGNATED
                             CLASSES OF THE STAGECOACH ______________ FUND.

   ___    ___    ___     2.  TO AUTHORIZE THE PROPER OFFICERS OF OVERLAND TO APPROVE A 0.25% INCREASE TO THE MAXIMUM LEVEL OF
   ___    ___    ___         DISTRIBUTION FEES PAYABLE UNDER THE RULE 12b-1 DISTRIBUTION PLAN FOR THE CLASS C SHARES OF THE
                             ______________ FUND OF STAGECOACH FUNDS, INC. THE NEW MAXIMUM FEE PAYABLE WILL BE 0.75% OF THE AVERAGE
                             DAILY NET ASSETS OF THE CLASS C SHARES. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE
                             AUTHORIZED TO VOTE UPON ANY OTHER

                                        BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING

                                        ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

                 ________________________________    _________________________________________       _______________________
                    SIGNATURE                          SIGNATURE (JOINT OWNERS)                        DATE
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